CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C.§1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Sovereign Exploration Associates International, Inc. (The “Company") hereby certifies, to such officers’ knowledge, that:

(i) the accompanying Quarterly Report on Form 10-QSB of the Company for the nine months ended March 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2008	/s/ Robert D. Baca
Robert D. Baca
Chief Executive Officer

Date: May 14, 2008	/s/ Martin Thorp
Martin Thorp
Chief Financial Officer